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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): FEBRUARY 12, 1998



                               AMERICAN INDEMNITY
                             FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)



        DELAWARE                         0-8636                              510119643
(State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)
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            ONE AMERICAN INDEMNITY PLAZA
                  GALVESTON, TEXAS                             77550
      (Address of Principal Executive Offices)              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (409) 766-4600


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                        Exhibit Index Appears on Page 4
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ITEM 5.   OTHER EVENTS.

         On February 12, 1998, American Indemnity Financial Corporation, a
Delaware corporation (the "Company"), announced a loss for the quarter and year ended December 31, 1997, and a suspension of cash dividends. A copy of the press release announcing the Company's loss and suspension of cash dividends is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          99.1    -   Press release of the Company dated February 12, 1998,
                      announcing the Company's loss for the quarter and year
                      ended December 31, 1997, and a suspension of cash
                      dividends.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN INDEMNITY FINANCIAL
                                          CORPORATION



Dated: February 12, 1998                         /s/ PHILLIP E. APGAR
                                          --------------------------------------
                                                     Phillip E. Apgar
                                               Vice President, Treasurer and
                                                  Chief Financial Officer







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                               INDEX TO EXHIBITS



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
Number                             Exhibit
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
 99.1         Press release of the Company dated February 12, 1998, announcing the Company's loss for the quarter and year ended December 31,
              1997, and a suspension of cash dividends.
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